ACTION NEEDED ON YOUR MUTUAL FUND INVESTMENT PLEASE VOTE TODAY!

Dear Valued Eagle Shareholder:

You are a valued member of the Eagle Family of Funds and we need your vote.  The Eagle Family of Funds has adjourned its August 16, 2017 special shareholder meeting to allow for additional solicitation of votes.  The special shareholder meeting will be reconvened on September 13, 2017 at 10:00 a.m. at 880 Carillon Parkway, St. Petersburg, Florida.  The purpose of the special shareholder meeting is for shareholders to vote on two proposals: (1) the reorganization of their respective Eagle Fund(s) into a corresponding new series of Carillon Series Trust, a newly organized Delaware statutory trust, and (2) to implement "multi-manager" arrangements for the Fund's investment advisor.  Your vote is critical to helping us reach quorum and obtain the required vote.  By voting now you will help save on the cost of additional mailings and calls to shareholders.

The Board of Trustees of the Eagle Family of Funds unanimously recommends a vote "FOR" the proposals.  ISS Governance Services and Glass, Lewis & Co. LLC, two independent proxy advisory firms, have also issued favorable recommendations and recommend that shareholders vote in favor of these proposals.  Choose one of the following methods to vote.
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Call a proxy voting specialist today at 1-855-928-4493.  Representatives are available weekdays from 9:00 a.m. to 10 p.m. ET.  You can also call the toll-free touchtone phone number located on your proxy card, enter the control number and follow the prompts.

●	Vote by Internet at www.proxyvote.com and enter the control number on your proxy card and follow the prompts.

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MEDIA MAIL

MERCHANDISE RETURN LABEL

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Vote by mail by completing, signing and dating the enclosed proxy card and returning it in the pre-paid envelope provided in this package.  If convenient for you, please utilize the phone or internet voting options to ensure your vote is received in time for the adjourned meeting on September 13th.

This proxy is important as it ensures the continued, successful management and operation of your Eagle Family of Funds.  Additionally, there are no material changes to fund expenses, the management of the funds, or the portfolio managers.

We appreciate you taking immediate action to vote your shares today!

Sincerely,
J. Cooper Abbott
President - Eagle Asset Management

URGENT ACTION REQUESTED!

Dear Valued Eagle Shareholder:
You are a valued member of the Eagle Family of Funds and we need your vote.  The Eagle Family of Funds has adjourned its August 16, 2017 special shareholder meeting to allow for additional solicitation of votes.  The special shareholder meeting will be reconvened on September 13, 2017 at 10:00 a.m. at 880 Carillon Parkway, St. Petersburg, Florida.  The purpose of the special shareholder meeting is for shareholders to vote on two proposals: (1) the reorganization of their respective Eagle Fund(s) into a corresponding new series of Carillon Series Trust, a newly organized Delaware statutory trust, and (2) to implement "multi-manager" arrangements for the Fund's investment advisor.  Your vote is critical to helping us reach quorum and obtain the required vote.  By voting now you will help save on the cost of additional mailings and calls to shareholders.

The Board of Trustees of the Eagle Family of Funds unanimously recommends a vote "FOR" the proposals.  ISS Governance Services and Glass, Lewis & Co. LLC, two independent proxy advisory firms, have also issued favorable recommendations and recommend that shareholders vote in favor of these proposals.  Choose one of the following methods to vote.
●	Call 1-800-690-6903, the toll-free touchtone phone number located on your proxy card, enter the control number and follow the prompts.
●	Vote by Internet at www.proxyvote.com and enter the control number on your proxy card and follow the prompts.
●
Vote by mailby completing, signing and dating the enclosed proxy card and returning it in the pre-paid envelope provided in this package.  If convenient for you, please utilize the phone or internet voting options to ensure your vote is received in time for the adjourned meeting on September 13th.

This proxy is important as it ensures the continued, successful management and operation of your Eagle Family of Funds.  Additionally, there are no material changes to fund expenses, the management of the funds, or the portfolio managers.

We appreciate you taking immediate action to vote your shares today.  Thank you in advance for your help.

Sincerely,

J. Cooper Abbott
President, Eagle Family of Funds